                                                                    Exhibit 10.9

[*] Designates material for which confidential treatment has been requested, which material has been separately filed with the Securities and Exchange Commission.

                    RECIPROCAL TELECOMMUNICATIONS AGREEMENT


     AGREEMENT made this 3rd day of December 1996, by and between STAR Vending, Inc. d/b/a STAR Telecommunications (hereinafter "STAR"), located at 223 East De La Guerra Street, Santa Barbara, California 93101, a Nevada Corporation, and PRIMECALL, INC. (hereinafter "CUSTOMER"), a Washington corporation, located at 1520 Eastlake Avenue East, Suite 205, Seattle, Washington 98102.

                                  WITNESSETH

     WHEREAS, STAR and CUSTOMER are in the business of providing telecommunications services; and

     WHEREAS, STAR desires to purchase telecommunications services from CUSTOMER and CUSTOMER desires to purchase telecommunications services from STAR;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for good and valuable consideration, the parties agree as follows:

1.   Services
     --------

     (A) STAR agrees to furnish CUSTOMER and CUSTOMER agrees to purchase from STAR, the telecommunications services set forth in Exhibit A attached hereto.

     (B) CUSTOMER agrees to furnish STAR and STAR agrees to purchase from CUSTOMER, the telecommunications services as set forth in Exhibit B attached hereto.

     (C) It is understood that all Services provided by the parties hereunder are provided for resale by the other party to end users, customers or subscribers.

2.   Terms
     -----

     This Agreement shall commence on or about the 30th day of November 1996 (the "Commencement Date") and continue for a period of six (6) months from such date. After the expiration of the initial term or any subsequent term, this Agreement shall thereafter continue, on the same terms and conditions, on a month-to-month basis unless either party notifies the other party, in writing, not less than thirty (30) days prior to the termination date of its desire to terminate this Agreement. This Agreement shall continue and remain in full force and effect until canceled by either party upon notice as provided herein.

3.   Rates
     -----

     (A) During the term of this Agreement, STAR shall charge for the telecommunications services, and CUSTOMER shall pay for such services, that amount as determined by using the rates set out in Exhibit A.



                                                 [INITIALS APPEAR HERE] Initials
                                                 ----------------------
                                                 [INITIALS APPEAR HERE] Initials
                                                 ----------------------

          (B) During the term of this Agreement, CUSTOMER shall charge for the telecommunications services, and STAR shall pay for such services, that amount as determined by using the rates set out in Exhibit B.

          (C) STAR and CUSTOMER shall have the right to modify the rates and conditions set forth in Exhibits A and B at any time during this Agreement but shall give the other party at least five (5) days' prior written notice.

4.        Charges and Payment Terms
          -------------------------

          (A) STAR and CUSTOMER hereby acknowledge the charges for the provision of Services will be billed as provided herein and that payment for such Service shall be payable in U.S. dollars. For each month during the term of this Agreement, STAR and CUSTOMER will provide the other party with an invoice for Service provided during the previous month. The invoice amounts will be due and payable from both parties within twenty (20) days after the invoice date (the "Due Date"), which shall be the last date of the previous month's billing cycle. Late payments will be assessed a late payment penalty of one and one-half percent (1.5%) per month on the delinquent balance of any undisputed Service usage not paid by the Due Date. Payments shall be made by wire transfer or such other methods as may be agreed by the parties. Nothing herein shall be construed to constitute a waiver of either parties rights to declare a default by the other party under this Agreement on account of delinquency, to terminate this Agreement and to exercise any other rights under this Agreement or at law or in equity.

          (B) Should either STAR or CUSTOMER dispute any of the monthly charges on the monthly invoice, it shall notify the other party of the disputed charges not later than sixty (60) days from the date of invoice. Said dispute shall set forth all details concerning the disputed charges in writing. In the event of a dispute, the entire invoice shall nevertheless by paid in accordance with payment terms set forth herein. After resolution of the disputed portion of the invoice, the adjustments, if any shall be immediately credited to the other party's account.

          (C) All calls will be billed in six (6) second increments utilizing Hardware Answer Supervision where available. All international calls, with the exception of Mexico, will be billed in six (6) second increments subject to a thirty (30) second minimum charge. Mexico calls will be billed in one (1) minute increments.

          (D) CUSTOMER and STAR shall at all times comply with the other party's initial and continuing credit approval procedures and policies. Each party reserves the right to withhold initiation and full implementation of services under this Agreement pending initial satisfactory credit review and approval thereof, which may be conditioned upon terms specified, including, but not limited to, security for payments due hereunder in the form of a cash deposit, guarantee, irrevocable letter of credit or other means. Upon request by either party, at any time, the other party agrees to provide financial statements or other indications of financial circumstances. As may be determined by either party, in its sole discretion, at any time, if the financial circumstances or payment history of the other party is or becomes unacceptable, the party furnishing Services may require a new or increased deposit, guarantee or irrevocable letter of credit, at such party's option, to secure the other party's payments for the term of the Agreement. Failure of a party to provide requested security shall permit the other party to immediately suspend Services, without further notice or demand, until such time as requested security is provided.

5.        Warranty
          --------

          STAR and CUSTOMER will use reasonable efforts under the circumstances to maintain overall network quality. The quality of Service provided hereunder shall be consistent with other common carrier industry standards, government regulations and sound business practices. STAR AND CUSTOMER MAKE NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED, TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

6.        Continuing Relationship and Termination
          ---------------------------------------

          This Agreement and the relationship of the parties may be terminated by the non-defaulting party in accordance with applicable provision hereof and/or the occurrence of any of the following events, which shall constitute a default:

          (A) Material breach of this Agreement, after notice thereof, and failure of the breaching party to cure such breach: (i) within five (5) days of receipt of such notice, where breach involves a failure to make payments when due, and (ii) within twenty (20) days of receipt of such notice for all other breaches;

          (B) The adjudication of bankruptcy of either party under federal, state or municipal bankruptcy or insolvency act, or the appointment of a received or any act or action constituting a general assignment by a party of its properties and interest for the benefit of creditors;

          (C) The determination by any governmental entity having jurisdiction over the Service provided under this Agreement that the relationship of the parties and/or Services provided hereunder are contrary to then existing laws.

7.        Taxes
          -----

          The parties acknowledge and understand that all charges stated in the attached Service Schedules are computed exclusive of any applicable use, excise, gross receipts, sales and privilege taxes, duties, fees and other taxes or similar liabilities (other than general income or property taxes). Such Additional Charges shall be paid by the party receiving services in addition to all other charges provided for herein. Each party is solely liable for and hereby indemnifies and holds the other party harmless from filing all applications, forms, reports, returns, statements and other documents and information with any payment of all taxes and/or assessments to all local, county, state, federal and other taxing authorities having jurisdiction with respect to any and all charges to each party's end users or customer for the services, including, without limitation, any governmental agency or authority in any foreign country.

8.        Suspension of Services
          ----------------------

          In the event payment in full is not received from either party when due, the other party shall have the right, after giving the defaulting party five (5) days prior written notice after the Due Date, to suspend all or any portion of the Service to the defaulting party until such time as such party has paid in full all charges then due, including any late fees.

9.        Liability; General Indemnity
          ----------------------------

          (A) Limited Liability. IN NO EVENT, WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

THE LIABILITY OF STAR AND CUSTOMER, WITH RESPECT TO THE INSTALLATION (INCLUDING DELAYS THEREOF), PROVISION, TERMINATION, MAINTENANCE, REPAIR, INTERRUPTION OR RESTORATION OF ANY SERVICES OR FACILITIES OFFERED UNDER THIS AGREEMENT, SHALL NOT EXCEED AN AMOUNT EQUAL TO THE CHARGE APPLICABLE UNDER THIS AGREEMENT TO THE PERIOD DURING WHICH SERVICES WERE AFFECTED FOR THOSE SERVICES WITH MONTHLY RECURRING CHARGES. THE LIABILITY OF EITHER PARTY IS LIMITED TO AN AMOUNT EQUAL TO THE PROPORTIONATE MONTHLY RECURRING CHARGES FOR THE PERIOD DURING WHICH SERVICE WAS AFFECTED.

          (B) General Indemnity. In the event parties other than STAR and CUSTOMER shall have use of the Services, then STAR and CUSTOMER agree to forever indemnify and hold each other harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which may be asserted by said parties arising out of or relating to any defect in the Services.

10.       Force Majeure
          -------------

          If either party's performance of this Agreement, or any obligations hereunder, is prevented, restricted or interfered with by causes beyond its reasonable control, including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any or more said governments, or any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, supplier failure, shortage, breach or delay, then such party shall be excused from such performance on a day-to-day basis to the extent of such restrictions or interference. Such party shall notify the other and use reasonable efforts under the circumstances to avoid or remove such causes of nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease. This provision shall not, however, relieve either party from making payment when due.

1.        Notices
          -------

          All notices, demands, requests and other communications require or permitted hereunder shall be in writing and shall be deemed to be delivered when actually received, or, if earlier and regardless of whether actually received on the day following the date of mailing via first-class U.S. mail or overnight courier or facsimile, charges prepaid, to the last known place of business of either party. Notices will be delivered as follows:

To STAR: Attention: Contracts Manager   To CUSTOMER: Attention: Lisa Jenchel
   STAR Vending, Inc.                      Company:  PrimeCall, Inc.
   223 East De La Guerra Street            Address:  1520 Eastlake Ave. East,
Santa Barbara, CA 93101                              Suite 205
   Telephone: (805) 899-1962                         Seattle WA 98102
   Facsimile: (805) 899-2792               Telephone: (206) 328-1109 X201
                                           Facsimile: (206) 328-7580

Billing Contact: Lisa Dobson, Director     Billing Contact: Eric McKibben
   Phone: (805) 899-1962                   Address (if different):
   Facsimile: (805) 899-2972                                      -------------
                                                       Same as above
                                           ------------------------------------
                                           Phone & Facsimile:(206) 328-1109 X204
                                                             (206) 328-7580

12.       No Waiver
          ---------

          No term or provision of this Agreement shall be deemed waived and no breach or defaults shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

13.       Partial Invalidity
          ------------------

          If any term or provision of this Agreement shall be found to be illegal or unenforceable, then notwithstanding such illegality or unenforceability, this Agreement shall remain in full force and effect and such terms or provisions shall be deemed to be deleted.

14.       Exclusive Remedies
          ------------------

          Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

15.       Use of Service
          --------------

          STAR and CUSTOMER agree to provide the Service specified hereunder upon condition that the Services shall not be used for any unlawful purposes. The provision of Service will not create a partnership or joint venture between the parties or result in a joint communication service offering to any third party.

16.       Governing Law
          -------------

          This Agreement shall be, in all respects, governed by and construed and enforced in accordance with the laws of the State of California, including all matters of construction, validity and performance. Any action to enforce or interpret the terms of this Agreement shall be instituted and maintained in the Superior Court of the County of Santa Barbara, State of California. Both parties hereby consent to the jurisdiction of such court and wave any objections to such jurisdiction. In any action or proceeding arising out of this Agreement, the party prevailing in such action shall be entitled to recover reasonable attorneys' fees and costs.

17.       Proprietary Information
          -----------------------

          (A) Confidential Information. The parties understand and agree that
              ------------------------
the terms and conditions of this Agreement, and documents referred herein (including invoices to STAR for Services provided hereunder), communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quote to STAR or CUSTOMER for any Service proposed to be provided or actually provided hereunder) and all information regarding the customers of STAR or CUSTOMER, as well as such information relevant to any other agreements between the parties (collectively "Confidential Information"), are confidential as between STAR and CUSTOMER.

          (B) Limited Disclosure. A party shall not disclose Confidential
              ------------------
information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers and employees of a party or agents of a party, including their respective brokers, lenders, insurance carriers or prospective purchasers of the party's business, who have specifically agreed, in writing, to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by party or its agents of the foregoing provision shall entitle the non-disclosing party, at its option, to obtain inductive relief without a showing of irreparable harm or injury and without bond.

          (C) Press Release. The parties further agree that any press release,
              -------------
advertisements or publication generated by a party regarding this Agreement, the Service provided hereunder or in which the party desires to mention the name of the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

          (D) Survival and Confidentiality. The provision of this Paragraph will
              ----------------------------
be effective as of this Agreement and remain in full force and effect for a period equal to the longer of: (i) five (5) years following the effective date of this Agreement; or (ii) five (5) years following the termination of all Service hereunder.

18.       Binding Effect
          --------------

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. Neither party shall voluntarily, or by operation of law, assign, transfer, license, or otherwise transfer all or any part of its right, duties or other interest in this Agreement or the proceeds thereof (collectively "Assignment") without the other party's written consent, which consent shall not be unreasonable withheld or delayed. Any attempt to make an Assignment in violation of this provision shall be null and void. Each party shall provide written notice to the other party of any material change in ownership of either party. Should either party fail to comply with the Assignment provisions, as contained in this paragraph, then the party who failed to meet the terms of Assignment shall, at its sole discretion, give the other party the option to either accept a party's assignee or terminate this Agreement. No Assignment shall release either party of its obligations hereunder.

19.       General
          -------

          (A) Survival of Terms. The terms and provisions contained in this
              -----------------
Agreement, that by their sense and context are intended to survive the performance thereof by the parties hereto, shall so survive the completion of performance and termination of this Agreement, including, without limitation, provision for indemnification and the making of any and all payments hereunder.

          (B) Interpretation. The words and phrases used herein shall have the
              --------------
meaning generally understood in the telecommunications industry. This Agreement shall be construed in accordance with its fair meaning and not for or against either party on account of which party drafter this Agreement.

          (C) Third Party Beneficiaries/Parties in Interest. This Agreement has
              ---------------------------------------------
been made and is made solely for the benefit of the Provider and Purchaser, and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer any rights/remedies under or by reason of this Agreement on any third party.

          (D) Representation of Authority. Each party represents and warrants to
              ---------------------------
the other that the execution and delivery of this Agreement and the performance of such party's obligations hereunder have been duly authorized and that the Agreement is a valid and legal agreement binding on such parties and enforceable in accordance with its terms.

          (E) Further Assurances. The parties shall at their own cost and
              ------------------
expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to carry out the intent and purposes of this Agreement.

          (F) Counterparts. This Agreement may be executed in several
              ------------
counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.

20.       Entire Agreement
          ----------------

          This Agreement consists of all of the terms and conditions contained herein, in executed Service Schedules that are identified herewith and in documents incorporated herein, specifically by reference. This Agreement constitutes the complete and exclusive statement of understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Service provided hereunder. No subsequent agreement between the parties, concerning the Service, shall be effective or binding unless it is made in writing and subscribed to by authorized representatives of STAR and CUSTOMER.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


STAR VENDING, INC. d/b/a/                  CUSTOMER: PRIMECALL, INC.
STAR TELECOMMUNICATIONS

By: [SIGNATURE APPEARS HERE]               By: /s/ Alan Chin
   ----------------------------------         ----------------------------------

Printed Name:  [NAME APPEARS HERE]         Printed Name: ALAN CHIN
             ------------------------                   ------------------------

Title:  PRESIDENT                          Title:  VP
      -------------------------------            -------------------------------

                  S T A R  TELECOM INTERNATIONAL TERMINATIONS

                                   EXHIBIT A


C O U N T R Y                     code     S T A N D A R D     D I S C O U N T     E C O N O M Y     MIN. OF USE
                                           -----------------------------------------------------------------------
AMERICAN SAMOA                    684            [*]                 [*]                 [*]
                                                                                                     -------------
AUSTRALIA                          61            [*]                 [*]                 [*]
                                                                                                     -------------
AUSTRIA                            61            [*]                 [*]                 [*]
                                                                                                     -------------
BELGIUM                            32            [*]                 [*]                 [*]
                                                                                                     -------------
BRAZIL                             55            [*]                 [*]                 [*]
                                                                                                     -------------
CENTRAL AFRICAN REP.              236            [*]                 [*]                 [*]
                                                                                                     -------------
CHINA                              86            [*]                 [*]                 [*]
                                                                                                     -------------
COLOMBIA                           57            [*]                 [*]                 [*]
                                                                                                     -------------
DENMARK                            45            [*]                 [*]                 [*]
                                                                                                     -------------
FINLAND                           358            [*]                 [*]                 [*]
                                                                                                     -------------
FRANCE                             33            [*]                 [*]                 [*]
                                                                                                     -------------
FRANCE (MONACO)                   377            [*]                 [*]                 [*]
                                                                                                     -------------
GERMANY                            49            [*]                 [*]                 [*]
                                                                                                     -------------
GREECE                             30            [*]                 [*]                 [*]
                                                                                                     -------------
INDIA                              91            [*]                 [*]                 [*]
                                                                                                     -------------
ISRAEL                            972            [*]                 [*]                 [*]
                                                                                                     -------------
ITALY                              39            [*]                 [*]                 [*]
                                                                                                     -------------
KOREA                              82            [*]                 [*]                 [*]
                                                                                                     -------------
KUWAIT                            965            [*]                 [*]                 [*]
                                                                                                     -------------
MALAYSIA                           60            [*]                 [*]                 [*]
                                                                                                     -------------
NETHERLANDS                        31            [*]                 [*]                 [*]
                                                                                                     -------------
NEW ZEALAND                        64            [*]                 [*]                 [*]
                                                                                                     -------------
NIGERIA                           234            [*]                 [*]                 [*]
                                                                                                     -------------
NORWAY                             47            [*]                 [*]                 [*]
                                                                                                     -------------
PHILIPPINES                        63            [*]                 [*]                 [*]
                                                                                                     -------------
PHILIPPINES (MANILA)                             [*]                 [*]                 [*]
                                                                                                     -------------
POLAND                             48            [*]                 [*]                 [*]
                                                                                                     -------------
SINGAPORE                          65            [*]                 [*]                 [*]
                                                                                                     -------------
SOUTH AFRICA                       27            [*]                 [*]                 [*]
                                                                                                     -------------
[*] CONFIDENTIAL TREATMENT REQUESTED


SPAIN                              34            [*]                 [*]                 [*]
                                                                                                     -------------
  BALEARIC IS.                     34            [*]                 [*]                 [*]
                                                                                                     -------------
  CANARY ISLANDS                   34            [*]                 [*]                 [*]
                                                                                                     -------------
  CUETA                            34            [*]                 [*]                 [*]
                                                                                                     -------------
  MELILLA                          34            [*]                 [*]                 [*]
                                                                                                     -------------
SWEDEN                             46            [*]                 [*]                 [*]
                                                                                                     -------------
SWITZERLAND                        41            [*]                 [*]                 [*]
                                                                                                     -------------
TURKEY                             90            [*]                 [*]                 [*]
                                                                                                     -------------
ZAIRE                             243            [*]                 [*]                 [*]
                                                                                                     -------------
ZIMBABWE                          263            [*]                 [*]                 [*]
                                                                                                     -------------
AZERBAIJAN                        994            [*]                 [*]                 [*]
                                           -----------------------------------------------------------------------


***  Billed in 30 seconds minimum, 06 seconds thereafter

                                PrimeCall, Inc.

FOB: Los Angeles, CA

[*] CONFIDENTIAL TREATMENT REQUESTED


                            PEAK            OFF-PEAK

                         ----------        ----------          ----------
MEXICO            band 1    [*]               [*]
                                                               ----------
                  band 2    [*]               [*]
                                                               ----------
                  band 3    [*]               [*]
                                                               ----------
                  band 4    [*]               [*]
                                                               ----------
                  band 5    [*]               [*]
                                                               ----------
                  band 6    [*]               [*]
                                                               ----------
                  band 7    [*]               [*]
                                                               ----------
                  band 8    [*]               [*]
                         ----------        ----------          ----------


* * * Billed in one minute increments


All calls are rated on Pacific Standard Time.

The rates listed herein are subject to NON-DISCLOSURE. Disclosure of these rates, or any information pertaining to said rates, to any party or parties outside the employment of Purchaser will result in the withdrawal by Provider of the disclosed rates.

Rates are subject to change with five (5) days' notice.
Rate decreases are effective as stated in Provider's written notice AND upon receipt by Provider of Purchaser's signature on said notice. Without a duly signed amendment notice, no credit will be issued for the differential between decreased rates and Purchaser's current contract rates.

[*] CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B


                       CUSTOMER'S CUSTOM PRICING TO STAR
                       ---------------------------------


                        Country                  Price
                        ------------------------------
                        BELIZE                   [*]
                        EGYPT                    [*]
                        GABON REPUBLIC           [*]
                        GEORGIA                  [*]
                        GHANA                    [*]
                        IRAN                     [*]
                        IVORY COAST              [*]
                        MARSHALL ISLANDS         [*]
                        PAKISTAN                 [*]
                        PANAMA                   [*]
                        ST. HELENA               [*]
                        SURINAME                 [*]
                        TOGO                     [*]


FOB: Los Angeles, CA

[*] CONFIDENTIAL TREATMENT REQUESTED
                                       10